Exhibit 25.1

                                    Form T-1











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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                                  ___________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                                  ___________

                         INTERVEST MORTGAGE CORPORATION
               (Exact name of obligor as specified in its charter)


New York                                                     13-3415815
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

10 Rockefeller Plaza
Suite 1015
New York, New York                                           10020-1903
(Address of principal executive offices)                     (Zip code)

                                   ___________

                       Series / / Subordinated Debentures
                       (Title of the indenture securities)

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1.     General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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Name                                                   Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.     Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.    List of Exhibits.

       Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      -2-
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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of December, 2002.


                                               THE BANK OF NEW YORK



                                               By: /S/    MARY LAGUMINA
                                                   -----------------------------
                                                   Name:  MARY LAGUMINA
                                                   Title: VICE PRESIDENT


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                                                                       EXHIBIT 7
                                                                       ---------


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                                      Dollar Amounts
                                                                                                                       In Thousands

ASSETS
  Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ...................................................              $  3,735,469
   Interest-bearing balances ............................................................................                 3,791,026
Securities:
   Held-to-maturity securities ..........................................................................                 1,140,688
   Available-for-sale securities ........................................................................                15,232,384
Federal funds sold in domestic offices ..................................................................                 1,286,657
Securities purchased under agreements to
   resell ...............................................................................................                 1,035,718
Loans and lease financing receivables:
   Loans and leases held for sale .......................................................................                   869,285
   Loans and leases, net of unearned
     income .............................................................................................                34,695,130
   LESS: Allowance for loan and
     lease losses .......................................................................................                   645,382
   Loans and leases, net of unearned
     income and allowance ...............................................................................                34,049,748
Trading Assets ..........................................................................................                 9,044,881
Premises and fixed assets (including capitalized
   leases) ..............................................................................................                   823,722
Other real estate owned .................................................................................                       778
Investments in unconsolidated subsidiaries and
   associated companies .................................................................................                   226,274
Customers' liability to this bank on acceptances
   outstanding ..........................................................................................                   249,803
Intangible assets
   Goodwill .............................................................................................                 1,852,232
   Other intangible assets ..............................................................................                    54,714
Other assets ............................................................................................                 4,961,572
                                                                                                                          ---------
Total assets ............................................................................................              $ 78,354,951
                                                                                                                       ============

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
LIABILITIES
Deposits:
   In domestic offices ..................................................................................              $ 32,962,289
   Noninterest-bearing ..................................................................................                12,792,415
   Interest-bearing .....................................................................................                20,169,874
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs .............................................................................                24,148,516
   Noninterest-bearing ..................................................................................                   445,725
   Interest-bearing .....................................................................................                23,702,791
Federal funds purchased in domestic
  offices ...............................................................................................                   959,287
Securities sold under agreements to repurchase ..........................................................                   491,806
Trading liabilities .....................................................................................                 2,916,377
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ............................................................................                 1,691,634
Bank's liability on acceptances executed and
   outstanding ..........................................................................................                   251,701
Subordinated notes and debentures .......................................................................                 2,090,000
Other liabilities .......................................................................................                 5,815,688
                                                                                                                          ---------

Total liabilities .......................................................................................              $ 71,327,298
                                                                                                                       ============
Minority interest in consolidated
   subsidiaries .........................................................................................                   500,019

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ..............................................................................................                         0
Common stock ............................................................................................                 1,135,284
Surplus .................................................................................................                 1,056,724
Retained earnings .......................................................................................                 4,218,003
Accumulated other comprehensive income ..................................................................                  (117,623)
Other equity capital components .........................................................................                         0
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Total equity capital ....................................................................................                 6,527,634
                                                                                                                          ---------
Total liabilities minority interest and equity capital ..................................................              $ 78,354,951
                                                                                                                       ============

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     I,  Thomas  J.  Mastro,  Senior  Vice  President  and  Comptroller  of  the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                          Directors
Alan R. Griffith


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